EXHIBIT 99.2

NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

PARTICIPANT:
DATE OF GRANT:

THIS AGREEMENT is entered by and between New Frontier Media, Inc. (the “Company”), and the above named Participant (“Participant”), who is an Employee of the Company or an Affiliate thereof.

The Company and Participant agree as follows:

1.          PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.          GRANT OF OPTION. Participant is hereby granted an Incentive Stock Option, within the meaning of Code Section 422 (the “Option”), to purchase Common Stock of the Company pursuant to the Plan. The number of shares as to which the Option is granted, the purchase price per share, and the expiration date of such Option are set forth below:

Number of Shares Subject to Option:
Purchase Price per Share:
Expiration Date:*
Vesting Date or Event:	Shares that become exercisable:

*Unless sooner terminated as provided in the Plan, the Option shall expire and terminate on the expiration date, and in no event shall the Option be exercisable after that date.

3.          TIME OF EXERCISE. The Option granted hereby shall become vested in and exercisable by Participant in the installments, on the dates and subject to the conditions set forth in the vesting schedule above; provided, however, that Participant must have been in Continuous Service from the date of grant of the Option until the date specified in the vesting schedule or until the conditions specified in the vesting schedule have been satisfied.

4.          MANNER OF EXERCISE. Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner determined by the Company as provided in Section 7.2 of the Plan. The Company may require, as a condition to exercise, execution

Incentive Stock Option Agreement	7/2007	1

and submission of an Exercise Agreement (in the form requested by the Company) which shall state the election to exercise the Option, the elected exercise date and the number of shares as to which the Option is to be exercised. The Exercise Agreement shall be signed by Participant and shall be delivered in person, by e-mail or by mail to the Company, and shall be deemed received by the Company when actually received by the representative of the Administrator if delivered in person or be e-mail, and as of the third calendar day following dispatch if mailed or the date of actual receipt by the Company if earlier.

5.          FOR USE AT DISCRETION OF PLAN ADMINISTRATOR.[VESTING UPON CHANGE IN CONTROL. Choose one of the following options (or delete this paragraph): Option 1. [Upon a Change in Control, this Option shall become fully and immediately vested and exercisable.] Option 2. [Upon the occurrence of a Change in Control followed by a Termination Event of Participant within 12 months of such Change in Control, this Award shall become fully and immediately vested and exercisable. “Termination Event” means, as determined by the Plan Administrator in its sole discretion, and as initiated by the Company: (i) a material reduction in Participant’s responsibilities, authorities or duties, without regard to any change in title; (ii) an involuntary termination of Participant’s Continuous Service or an elimination of Participant’s job, each, by the Company and other than by reason of promotion or termination for Cause; (iii) a material reduction in Participant’s base salary, except in the event of an across-the-board salary reduction for all executive officers; or (iv) a required relocation of Participant’s office outside of a 50-mile radius of the Company’s current location (or such other location as Participant regularly performs Continuous Service, as applicable), without Participant’s written consent.]

6.          NONTRANSFERABILITY OF OPTION. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, and shall not be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as otherwise provided by the Plan Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant for value other than by will or the laws of descent and distribution. Any permitted transfer shall be subject to the condition that the Plan Administrator receive evidence satisfactory to it that the transfer is being made for estate or tax planning or securities compliance purposes and on a basis consistent with the Company’s lawful issue of securities.

7.	GENERAL PROVISIONS.

(a)        Withholding. Participant shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option or resulting from a disqualifying disposition described in Code Section 422(a). The Company shall have the right to deduct from any salary or other payments to be made to Participant any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)        Amendment. Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option (provided the extension or renewal is to a date no later than the earlier of the latest date upon which the Option could have expired by its original terms or the 10th anniversary of the original date of grant), or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of Participant.

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(c)        Receipt of Plan. By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan, and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(d)        Legends. Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Participant or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company resulting from a disqualifying disposition described in Code Section 422(a).

(e)        Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to remain in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company.

(f)         Effect on Employee Benefits. Participant agrees that the Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

(g)        Confidentiality of Information. By entering into this Agreement, Participant acknowledges that the information regarding the grant of Options contained herein is confidential and may not be shared with anyone other than Participant’s immediate family and personal financial advisor.

(h)        Specific Enforcement. Because of the unique value of the Stock, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(i)         Costs of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(j)         Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(k)        Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not

Incentive Stock Option Agreement	7/2007	3

necessarily the same, counterpart. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(l)         Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)       Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(n)        Governing Law and Venue. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado without regard to conflicts of laws principles. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

The Company by a duly authorized officer of the Company and Participant have executed this Agreement on                                              , effective as of the date of grant.

NEW FRONTIER MEDIA, INC. By: Title: 7007 Winchester Circle Suite 200 Boulder, CO 80301	PARTICIPANT Signature Name Address:

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NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

PARTICIPANT:
DATE OF GRANT:

THIS AGREEMENT is entered by and between New Frontier Media, Inc. (the “Company”), and the above named Participant (“Participant”), who is an Employee [or a Director] of the Company or an Affiliate thereof.

The Company and Participant agree as follows:

1.          PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.          GRANT OF OPTION. Participant is hereby granted a Nonqualified Stock Option (the “Option”) to purchase Common Stock of the Company pursuant to the Plan. The Option is not intended to qualify as an Incentive Stock Option within the meaning of Code Section 422. The number of shares as to which the Option is granted, the purchase price per share, and the expiration date of such Option are set forth below:

Number of Shares Subject to Option:
Purchase Price per Share:
Expiration Date:*
Vesting Date:	Shares that become exercisable:

*Unless sooner terminated as provided in the Plan, the Option shall expire and terminate on the expiration date, and in no event shall the Option be exercisable after that date.

3.          TIME OF EXERCISE. The Option granted hereby shall become vested in and exercisable by Participant in the installments, on the dates and subject to the conditions set forth in vesting schedule above; provided, however, that Participant must have been in Continuous Service from the date of grant of the Option until the date specified in the vesting schedule or until the conditions specified in the vesting schedule have been satisfied.

4.          MANNER OF EXERCISE. Except as provided in this Agreement, the Option shall be exercisable, in whole or in part, from time to time, in the manner determined by the Company as provided in Section 7.2 of the Plan. The Company may require, as a condition to exercise, execution and submission of an Exercise Agreement (in the form requested by the Company) which shall state

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the election to exercise the Option, the elected exercise date and the number of shares as to which the Option is to be exercised. The Exercise Agreement shall be signed by Participant and shall be delivered in person, by e-mail or by mail to the Company, and shall be deemed received by the Company when actually received by the representative of the Administrator if delivered in person or be e-mail, and as of the third calendar day following dispatch if mailed or the date of actual receipt by the Company if earlier.

5.          FOR USE AT DISCRETION OF PLAN ADMINISTRATOR.[VESTING UPON CHANGE IN CONTROL. Choose one of the following options (or delete this paragraph): Option 1. [Upon a Change in Control, this Option shall become fully and immediately vested and exercisable.] Option 2. [Upon the occurrence of a Change in Control followed by a Termination Event of Participant within 12 months of such Change in Control, this Award shall become fully and immediately vested and exercisable. “Termination Event” means, as determined by the Plan Administrator in its sole discretion, and as initiated by the Company: (i) a material reduction in Participant’s responsibilities, authorities or duties, without regard to any change in title; (ii) an involuntary termination of Participant’s Continuous Service or an elimination of Participant’s job, each, by the Company and other than by reason of promotion or termination for Cause; (iii) a material reduction in Participant’s base salary, except in the event of an across-the-board salary reduction for all executive officers; or (iv) a required relocation of Participant’s office outside of a 50-mile radius of the Company’s current location (or such other location as Participant regularly performs Continuous Service, as applicable), without Participant’s written consent.]

6.          NONTRANSFERABILITY OF OPTION. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, and shall not be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as otherwise provided by the Plan Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant for value other than by will or the laws of descent and distribution. Any permitted transfer shall be subject to the condition that the Plan Administrator receive evidence satisfactory to it that the transfer is being made for estate or tax planning or securities compliance purposes and on a basis consistent with the Company’s lawful issue of securities.

7.	GENERAL PROVISIONS.

(a)        Withholding. Participant shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Participant any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)        Amendment. Subject to the terms and conditions of the Plan, the Plan Administrator may modify, extend or renew the Option (provided the extension or renewal is to a date no later than the earlier of the latest date upon which the Option could have expired by its original terms or the 10th anniversary of the original date of grant), or accept the surrender of the Option to the extent not theretofore exercised and authorize the granting of new Options in substitution therefore, except that no such action shall diminish or impair the rights under the Option without the consent of Participant.

Nonqualified Stock Option Agreement	7/2007	2

(c)        Receipt of Plan. By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(d)        Legends. Certificates representing Common Stock acquired upon exercise of this Option may contain such legends and transfer restrictions as the Company shall deem reasonably necessary or desirable, including, without limitation, legends restricting transfer of the Common Stock until there has been compliance with federal and state securities laws and until Participant or any other holder of the Common Stock has paid the Company such amounts as may be necessary in order to satisfy any withholding tax liability of the Company.

(e)        Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to remain in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company.

(f)         Effect on Employee Benefits. Participant agrees that the Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

(g)        Confidentiality of Information. By entering into this Agreement, Participant acknowledges that the information regarding the grant of Options contained herein is confidential and may not be shared with anyone other than Participant’s immediate family and personal financial advisor.

(h)        Specific Enforcement. Because of the unique value of the Stock, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(i)         Costs of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(j)         Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(k)        Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not

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necessarily the same, counterpart. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(l)         Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)       Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(n)       Governing Law and Venue. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado without regard to conflicts of laws principles. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

The Company by a duly authorized officer of the Company and Participant have executed this Agreement on                                              , effective as of the date of grant.

NEW FRONTIER MEDIA, INC. By: Title: 7007 Winchester Circle Suite 200 Boulder, CO 80301	PARTICIPANT Signature Name Address:

Nonqualified Stock Option Agreement	7/2007	4

NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

Date of Exercise:

This Stock Option Exercise Agreement (“Agreement”) is made and entered into as of the date set forth above by and between New Frontier Media, Inc., a Colorado corporation (the “Company”), and the purchaser named below (the “Purchaser”).

Type of option (check one):	Incentive [ ]	Nonqualified [ ]
Stock option dated:
Number of shares as to which option is exercised:
Certificates to be issued in name of*: *(if entity other than Purchaser, provide proof of transfer)
Total exercise price:	$
Payment delivered herewith or by electronic or clearinghouse transfer:	$

1.          PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.          EXERCISE. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the total number of shares of Common Stock set forth above (the “Shares”), at the exercise price per share set forth above (the “Exercise Price”).

3.          DELIVERIES BY PURCHASER. Purchaser shall cause to be delivered to the Company this Agreement and the Exercise Price and payment or other provision for any applicable tax obligations. Purchaser shall provide such additional documents as the Company may require pursuant to the terms of the Plan, and if this exercise relates to an incentive stock option, notification to the Company within fifteen (15) days after the date of any disposition of any Shares that occurs within two (2) years after the date of grant of the Option to which this Agreement relates or within one (1) year after such Shares are issued, along with payment or other provision for any applicable tax obligations resulting from such disqualifying disposition.

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4.          DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser or such other entity identified above.

5.          REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

(a)        Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Option Agreement, has read and understands the terms of the Plan, the Option Agreement and this Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

(b)        Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(c)        Understanding of Risks. Purchaser has received and reviewed the Plan and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

6.          COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

7.	RESTRICTED SECURITIES; LEGENDS; STOP-TRANSFER ORDERS.

(a)        No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

(b)        SEC Rule 144. If Purchaser is an “affiliate” for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

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(c)        Legends. Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.

(d)        Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with any restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(e)        Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

8.	GENERAL PROVISIONS.

(a)        Withholding. Purchaser shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the Option. The Company shall have the right to deduct from any salary or other payments to be made to Purchaser any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Common Stock acquired upon exercise of the Option is subject to the payment by Purchaser of any applicable federal, state and local withholding tax.

(b)        Amendment. Subject to the terms and conditions of the Plan, the Company may modify this Agreement, except that no such action shall diminish or impair the rights under the Option without the consent of Purchaser.

(c)        Indemnification. Purchaser shall indemnify and hold harmless the Company and its officers, directors, shareholders and agents from and against all losses, claims, damages, liabilities, costs and expenses arising out of or related to any sale or transfer of Shares by such person, whether or not permitted under this Agreement.

(d)        Rights of a Shareholder. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

(e)        Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(f)         Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not

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necessarily the same, counterpart. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(g)        Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(h)        Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(i)         Governing Law and Venue. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado without regard to conflicts of laws principles. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

The Purchaser has executed this Agreement on                                       , effective as of the date of exercise.

Purchaser Signature Name Address:

The Company’s acceptance of this Agreement shall be provided in the form of consent to and completion of the exercise of the Option pursuant to the procedures established by the Company.

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NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

PARTICIPANT:

DATE OF GRANT:

THIS AGREEMENT is made by and between New Frontier Media, Inc., a Colorado corporation (the “Company”), and the grantee named above (“Participant”).

The Company and Participant agree as follows:

1.          PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.          GRANT OF RESTRICTED STOCK. Participant is hereby granted an Award of restricted Common Stock of the Company (the “Restricted Stock Award”) pursuant to the Plan. The Restricted Stock Award is for that number shares of Common Stock (“Shares”), with a purchase price per share of Common Stock, if any, as set forth below.

Number of Shares:
Purchase Price per Share:
Vesting Date:	Shares that become vested:

The Restricted Stock Award shall expire and shall be null and void to the extent Participant fails to pay the purchase price, if any, for the Stock in the manner specified by the Plan or otherwise established by the Plan Administrator, by the 30th day following the date of grant. For purposes of this Agreement, the term “Shares” shall include the shares of Common Stock that are initially subject to the Restricted Stock Award and any shares of capital stock of the Company or other property that is received in respect thereof.

3.          VESTING OF RESTRICTED STOCK AWARD. [Subject to the provisions of Section 4,] The Shares shall become vested in the installments, on the dates and subject to the conditions set forth in the vesting schedule above; provided, however, that Participant must have been in Continuous Service from the date of grant of the Restricted Stock Award until the later of the date specified in the vesting schedule set forth above or the date on which the conditions specified in the vesting schedule have been satisfied. Stock that has not yet become vested is referred to hereinafter as “Restricted Stock”. Notwithstanding anything in this Agreement to the contrary, all Restricted Stock shall become fully vested if Participant should die while employed or engaged by the Company.

Restricted Stock Award Agreement	7/2007

4.          FOR USE AT DISCRETION OF PLAN ADMINISTRATOR.[VESTING UPON CHANGE IN CONTROL. Choose one of the following options (or delete this paragraph): Option 1. [Upon a Change in Control, this Award shall become fully and immediately vested and exercisable.] Option 2. [Upon the occurrence of a Change in Control followed by a Termination Event of Participant within 12 months of such Change in Control, this Award shall become fully and immediately vested and exercisable. “Termination Event” means, as determined by the Plan Administrator in its sole discretion, and as initiated by the Company: (i) a material reduction in Participant’s responsibilities, authorities or duties, without regard to any change in title; (ii) an involuntary termination of Participant’s Continuous Service or an elimination of Participant’s job, each, by the Company and other than by reason of promotion or termination for Cause; (iii) a material reduction in Participant’s base salary, except in the event of an across-the-board salary reduction for all executive officers; or (iv) a required relocation of Participant’s office outside of a 50-mile radius of the Company’s current location (or such other location as Participant regularly performs Continuous Service, as applicable), without Participant’s written consent.]

5.          UNVESTED SHARES SUBJECT TO FORFEITURE. [Subject to the provisions of Section 4,] In the event that Participant terminates Continuous Service with the Company for any reason or otherwise fails to meet any conditions to the vesting of the Restricted Stock within the allotted time period, any Restricted Stock held by Participant as of the date of such termination of Continuous Service, and any Restricted Stock subject to such conditions, shall be forfeited to the Company. Except as provided in the vesting schedule set forth above, the Company shall, within 10 days of such forfeiture, pay to Participant the purchase price, if any, paid by Participant for the shares of Restricted Stock so forfeited. The Company and its officers are authorized to reflect the forfeiture of Restricted Stock on the books of the Company. Certificates representing shares subject to these restrictions shall be legended with respect to this restriction.

6.          RESPONSIBILITY FOR TAXES. Participant shall complete and file with the Internal Revenue Service an election in substantially the form attached hereto as Attachment A pursuant to Code Section 83(b) to be taxed currently on the fair market value of the Restricted Stock, without regard to the vesting restrictions set forth in this Agreement. Participant shall be responsible for all taxes associated with the acceptance of this Award Agreement, including any tax liability associated with the representation of fair market value in the election made pursuant to Code Section 83(b).

7.          ISSUANCE OF CERTIFICATES. The stock certificate or certificates representing the Restricted Stock shall be registered in the name of Participant, but shall remain in the custody of the Company. Participant shall deposit with the Company such Stock Assignments, each in substantially the form attached hereto as Attachment B and each endorsed in blank, as shall be required to permit retransfer to the Company of all or a portion of the Restricted Stock in accordance with the Plan and this Agreement. Upon request from Participant, and subject to the provisions of the Plan, the Company shall issue a stock certificate to Participant, registered in Participant’s name, for the number of shares of Stock that have become vested in accordance with this Agreement and the Plan.

8.          RESTRICTIONS ON RESALE; NONTRANSFERABILITY OF UNVESTED SHARES. Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is in Continuous Service. Unvested Shares may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, and shall not be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. Except as otherwise provided by the Plan Administrator, unvested Shares shall not be assigned, transferred, or otherwise disposed of by a Participant for value other than by will or the laws of descent and distribution. Any permitted

Restricted Stock Award Agreement	7/2007

transfer shall be subject to the condition that the Plan Administrator receive evidence satisfactory to it that the transfer is being made for estate or tax planning or securities compliance purposes and on a basis consistent with the Company’s lawful issue of securities.

9.          REPRESENTATIONS AND WARRANTIES OF PARTICIPANT. Participant represents and warrants to the Company that:

(a)        Agrees to Terms of the Plan. Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Award Agreement, and agrees to be bound by their terms and conditions. Participant acknowledges that there may be adverse tax consequences upon disposition of the Shares, and that Participant should consult a tax adviser prior to such exercise or disposition.

(b)        Access to Information. Participant has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Participant reasonably considers important in making the decision to purchase the Shares, and Participant has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(c)        Understanding of Risks. Participant has received and reviewed the Plan and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares. Participant is capable of evaluating the merits and risks of this investment, has the ability to protect Participant’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

10.          COMPLIANCE WITH SECURITIES LAWS. Participant understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws.

11.	RESTRICTED SECURITIES; LEGENDS; STOP-TRANSFER ORDERS.

(a)        No Transfer Unless Registered or Exempt. Participant understands that Participant may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Participant understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing. Participant has also been advised that exemptions from registration and qualification may not be available or may not permit Participant to transfer all or any of the Shares in the amounts or at the times proposed by Participant.

(b)        SEC Rule 144. If Participant is an “affiliate” for purposes of Rule 144 promulgated under the Securities Act, then in addition, Participant has been advised that Rule 144 requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Participant understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

Restricted Stock Award Agreement	7/2007

(c)        Legends. Participant understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Participant and the Company or, subject to the assent of the Company, any agreement between Participant and any third party.

(d)        Stop-Transfer Instructions. Participant agrees that, to ensure compliance with any restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(e)        Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

12.	GENERAL PROVISIONS.

(a)        Withholding. Participant shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the receipt or vesting of the Restricted Stock. The Company shall have the right to deduct from any salary or other payments to be made to Participant any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Stock following vesting shall be subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)        Rights of a Shareholder. Subject to the terms and provisions of this Agreement, Participant shall have all the rights of a shareholder of the Company with respect to the Stock, including the right to vote the Stock and to receive all cash dividends or other distributions paid or made with respect to the Stock.

(c)        Indemnification. Purchase shall indemnify and hold harmless the Company and its officers, directors, shareholders and agents from and against all losses, claims, damages, liabilities, costs and expenses arising out of or related to any sale or transfer of Shares by such person, whether or not permitted under this Agreement.

(d)        Amendment. This Agreement may only be altered or amended by a written instrument signed by the Company and Participant setting forth such changes.

(e)        Receipt of Plan. By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(f)         Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company. Participant agrees that the Restricted Stock Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

Restricted Stock Award Agreement	7/2007

(g)        Specific Enforcement. Because of the unique value of the Stock, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(h)        Costs of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(i)         Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(j)         No Transfer Required. The Company shall not be required (i) to transfer on its books any shares of Stock of the Company that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

(k)        Interpretation. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(l)         Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)       Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(n)        Governing Law and Venue. This Agreement shall be subject to and governed by the laws of the State of Colorado, other than such laws, rules, regulations and case law that would result in the application of the laws of a jurisdiction other than the State of Colorado. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

*    **

Restricted Stock Award Agreement	7/2007

The Company by a duly authorized officer of the Company and Participant have executed this Agreement on                                 ,           , effective as of the date of grant.

New Frontier Media, Inc. By: Title: 7007 Winchester Circle Suite 200 Boulder, CO 80301	Participant Signature Name Address:

ATTACHMENTS:

Attachment A:	Election to Include Value of Restricted Property in Gross Income
Pursuant to Section 83(b) of the Internal Revenue Code
Attachment B:	Stock Assignment Separate from Certificate

Restricted Stock Award Agreement	7/2007

ATTACHMENT A

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY IN GROSS INCOME

PURSUANT TO SECTION 83(B) OF THE INTERNAL REVENUE CODE

Pursuant to the Restricted Stock Award Agreement entered into by and between the undersigned and New Frontier Media, Inc., a Colorado corporation (the “Company”), as of ____________, 200__ (the “Award Agreement”), the undersigned has acquired                                    shares of Common Stock ($[par] par value) of the Company (the “Shares”). The Shares are subject to forfeiture to the Company for the amount paid by the undersigned or for no consideration, depending upon the circumstances, should the undersigned’s employment with the Company terminate or should other specified events occur. Also, under the Award Agreement, Shares vest in certain installments over time. Unvested Shares are nontransferable by the undersigned. Hence, the Shares are non-transferable and subject to a substantial risk of forfeiture under the Award Agreement. The undersigned desires to make an election to include in taxable income in 200__ the fair market value on the date taxpayer acquired the Shares (or any subsequent date that may be determined to be the date of transfer for purposes of the Code).

The following information is supplied in accordance with Treasury Regulation Section 1.83-2(e):

1.	The name, address and social security number of the undersigned:

Social Security Number:

2.	A description of the property with respect to which the election is being made: shares of Common Stock of New Frontier Media, Inc., a Colorado corporation ($[par] par value).
3.	The date on which the property was transferred: , 200__. The taxable year for which such election is made: calendar year 200__.
4.

The restrictions to which the property is subject: The Shares are subject to forfeiture to the Company for the amount paid by the undersigned or for no consideration, depending upon the circumstances, pursuant to an Award Agreement between the undersigned and the Company dated as of                          , 200__ should the undersigned’s employment with the Company terminate for reasons other than the undersigned’s death or should other specified events occur. The Shares are also subject to a right of first refusal and are subject to repurchase by the Company pursuant to the Award Agreement should the undersigned’s employment with the Company be terminated.

5.	The fair market value on , 200__, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $ .
6.	The amount paid for such property: $	.

Restricted Stock Award Agreement – Section 83(b) Election	7/2007	1

7.	A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Section 1.83-2(e)(7).

Executed this	day of	, 200__.

Name:

Restricted Stock Award Agreement – Section 83(b) Election	7/2007	2

ATTACHMENT B

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Company                                                   (                      ) shares of Common Stock of New Frontier Media, Inc., a Colorado corporation, standing in the undersigned’s name on the books of said corporation represented by Certificate No.                                               , and does hereby irrevocably constitute and appoint the Secretary of New Frontier Media, Inc. attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.

Dated:	Signature Print Name

Restricted Stock Award Agreement – Stock Assignment Separate from Certificate	7/2007

NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

BONUS STOCK AWARD AGREEMENT

PARTICIPANT:

DATE OF GRANT:

THIS AGREEMENT is made by and between New Frontier Media, Inc., a Colorado corporation (the “Company”), and the grantee named above (“Participant”).

The Company and Participant agree as follows:

1.    PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.    GRANT OF BONUS STOCK. Participant is hereby granted an Award of Common Stock of the Company (the “Bonus Stock Award”) pursuant to the Plan. The Bonus Stock Award is for that number shares of Common Stock (the “Stock”) as set forth below.

Number of Shares:

For purposes of this Agreement, the term “Stock” shall include the shares of Common Stock that are initially subject to the Bonus Stock Award and any shares of capital stock of the Company or other property that is received in respect thereof.

3.    ISSUANCE OF CERTIFICATES. The stock certificate or certificates representing the Stock shall be registered in the name of Participant for the number of shares of Stock that have been awarded in accordance with this Agreement and the Plan.

4.    PARTICIPANT AGREES TO TERMS OF PLAN. Participant has received a copy of the Plan, has read and understands the terms of the Plan and this Award Agreement, and agrees to be bound by their terms and conditions. Participant acknowledges that there may be adverse tax consequences upon disposition of the Stock, and that Participant should consult a tax adviser prior to such disposition.

5.          COMPLIANCE WITH SECURITIES LAWS. Participant understands and acknowledges that the transfer of any Stock is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Participant agrees to cooperate with the Company to ensure compliance with such laws.

6.	RESTRICTED SECURITIES; LEGENDS; STOP-TRANSFER ORDERS.

(a)        No Transfer Unless Registered or Exempt. Participant understands that Participant may not transfer any Stock except when such Stock is registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Participant understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Stock, and may withdraw any such

1

Bonus Stock Award Agreement	7/2007	7

registration statement at any time after filing. Participant has also been advised that exemptions from registration and qualification may not be available or may not permit Participant to transfer all or any of the Stock in the amounts or at the times proposed by Participant.

(b)        SEC Rule 144. If Participant is an “affiliate” for purposes of Rule 144 promulgated under the Securities Act, then in addition, Participant has been advised that Rule 144 requires that the Stock be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Participant understands that Rule 144 may indefinitely restrict transfer of the Stock so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

(c)        Legends. Participant understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Participant and the Company or, subject to the assent of the Company, any agreement between Participant and any third party.

(d)        Stop-Transfer Instructions. Participant agrees that, to ensure compliance with any restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(e)        Refusal to Transfer. The Company will not be required (i) to transfer on its books any Stock that has been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Stock, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Stock has been so transferred.

7.	GENERAL PROVISIONS.

(a)        Withholding. Participant shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the receipt of the Stock. The Company shall have the right to deduct from any salary or other payments to be made to Participant any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Stock following vesting shall be subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)        Rights of a Shareholder. Subject to the terms and provisions of this Agreement, Participant shall have all the rights of a shareholder of the Company with respect to the Stock, including the right to vote the Stock and to receive all cash dividends or other distributions paid or made with respect to the Stock.

(c)        Indemnification. Participant shall indemnify and hold harmless the Company and its officers, directors, shareholders and agents from and against all losses, claims, damages, liabilities, costs and expenses arising out of or related to any sale or transfer of Stock by such person, whether or not permitted under this Agreement.

(d)        Amendment. This Agreement may only be altered or amended by a written instrument signed by the Company and Participant setting forth such changes.

2

Bonus Stock Award Agreement	7/2007	7

(e)        Receipt of Plan. By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(f)         Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company. Participant agrees that the Bonus Stock Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

(g)        Specific Enforcement. Because of the unique value of the Stock, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(h)        Costs of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(i)         Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(j)         No Transfer Required. The Company shall not be required (i) to transfer on its books any shares of Stock of the Company that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Stock shall have been so transferred.

(k)        Interpretation. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

(l)         Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)       Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

3

Bonus Stock Award Agreement	7/2007	7

(n)        Governing Law and Venue. This Agreement shall be subject to and governed by the laws of the State of Colorado, other than such laws, rules, regulations and case law that would result in the application of the laws of a jurisdiction other than the State of Colorado. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

*    **

The Company by a duly authorized officer of the Company and Participant have executed this Agreement on                                 ,           , effective as of the date of grant.

New Frontier Media, Inc. By: Title: 7007 Winchester Circle Suite 200 Boulder, CO 80301	Participant Signature Name Address:

4

Bonus Stock Award Agreement	7/2007	7

NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AWARD AGREEMENT

PARTICIPANT:

DATE OF AWARD:

THIS AGREEMENT is made by and between New Frontier Media, Inc., a Colorado corporation (the “Company”), and the grantee named above (“Participant”).

The Company and Participant agree as follows:

1.          PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.          GRANT OF STOCK APPRECIATION RIGHTS. Participant is hereby granted Stock Appreciation Rights (“SARs”) pursuant to the terms of the Plan and this Award Agreement. The grant of SARs hereunder shall not create any ownership rights in any share of Common Stock in the Company or any rights normally available to a shareholder of the Company, including, without limitation, any voting rights. The number of SARs, their initial Fair Market Value, the expiration date and the vesting schedule for such SARs are set forth below:

SARs Subject to Award:
Initial Fair Market Value:
Expiration Date:*
Vesting Commencement Date:

*Unless sooner terminated as provided in the Plan, the SARs shall expire and terminate on the Expiration Date, and in no event shall the SARs be eligible for payment after that date except as provided in the Plan.

3.          VALUE OF STOCK APPRECIATION RIGHTS. Valuation of the SARs shall be conducted periodically by the Company and shall reflect the Fair Market Value of the Common Stock as of the date of the valuation. “Initial Fair Market Value” means the Fair Market Value assigned to a share of Common Stock underlying the SAR as of the Date of Award.

4.	VESTING OF STOCK APPRECIATION RIGHTS.

(a)        Vesting Schedule. The Award granted hereby shall become vested according to the vesting schedule set forth above; provided, however, that Participant must have been in the Continuous Service of the Company from the Date of Award until the date specified in the vesting schedule for the applicable portion of the Award to become vested.

(b)        Forfeiture of SARs. All unvested SARs shall be forfeited immediately without payment upon termination of Participant’s Continuous Service.

Stock Appreciation Rights Award Agreement	7/2007	1

5.          EXERCISE PERIOD. The Award may be exercised as of an Exercise Date elected by Participant during Participant’s Continuous Service within the term set forth above in accordance with the terms of the Plan and this Agreement.

6.          METHOD OF EXERCISE. This Award shall be exercisable by submitting the Exercise Agreement (in the form attached) which shall state the election to exercise the Award, the elected exercise date and the number of SARs as to which the Award is to be exercised. The Exercise Agreement shall be signed by Participant and shall be delivered in person, by e-mail or by mail to the Company, and shall be deemed received by the Company when actually received by the representative of the Administrator if delivered in person or be e-mail, and as of the third calendar day following dispatch if mailed or the date of actual receipt by the Company if earlier.

7.          PAYMENT OF STOCK APPRECIATION RIGHTS. Upon satisfaction of the terms and requirements set forth in the Plan and this Award Agreement, and following exercise of an Award, the Company shall pay to Participant (a) shares of Common Stock having a value equal to the difference between the Initial Fair Market Value and the Fair Market Value as of the date of exercise (the “Distributable Amount”) with any fractional shares paid in cash, or (b) cash payment equal to the Distributable Amount, or (c) partly in cash and partly in shares of Common Stock, which in the aggregate has a value equal to the Distributable Amount. The form of payment shall be determined by the Administrator in its sole discretion. Payment shall occur within one hundred twenty (120) days following the applicable Exercise Date, but in no event later than two and one-half (2½) months following the end of the calendar year in which the Exercise Date occurs.

8.          CONDITIONS TO PAYMENT OF STOCK APPRECIATION RIGHTS. As a condition to the payment by the Company, Participant, or his heirs or personal representatives, as applicable, shall execute any and all documents reasonably required by the Company to evidence the termination of the Award, including, without limitation, any releases required by the Company.

9.	GENERAL PROVISIONS.

(a)        Withholding. Participant shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the receipt of the Common Stock. The Company shall have the right to deduct from any salary or other payments to be made to Participant any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Common Stock following vesting shall be subject to the payment by Participant of any applicable federal, state and local withholding tax.

(b)        Rights of a Shareholder. Subject to the terms and provisions of this Agreement and upon exercise of the Award, in the event the Company makes payment in the form of Common Stock, Participant shall have all the rights of a shareholder of the Company with respect to the Common Stock, including the right to vote the Common Stock and to receive all cash dividends or other distributions paid or made with respect to the Common Stock.

(c)        Indemnification. Participant shall indemnify and hold harmless the Company and its officers, directors, shareholders and agents from and against all losses, claims, damages, liabilities, costs and expenses arising out of or related to any sale or transfer of Common Stock by such person, whether or not permitted under this Agreement.

(d)        Amendment. This Agreement may only be altered or amended by a written instrument signed by the Company and Participant setting forth such changes.

Stock Appreciation Rights Award Agreement	7/2007	2

(e)        Receipt of Plan. By entering into this Agreement, Participant acknowledges (i) that he or she has received and read a copy of the Plan and (ii) that this Agreement is subject to and shall be construed in accordance with the terms and conditions of the Plan, as now or hereinafter in effect.

(f)         Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the Continuous Service of the Company, or of the Company to continue Participant in the Continuous Service of the Company. Participant agrees that the SARs subject to the Award will constitute special incentive compensation that will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

(g)        Specific Enforcement. Because of the unique value of the Common Stock, in addition to any other remedies that the Company may have upon the breach of the agreements contained herein, the obligations of Participant shall be specifically enforceable.

(h)        Costs of Enforcement. In any action at law or in equity to enforce any of the provisions or rights under this Agreement, the unsuccessful party of such litigation, as determined by any court of competent jurisdiction in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys’ fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgment in any action or proceeding, such costs, expenses and attorneys’ fees shall be included as part of the judgment.

(i)         Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(j)         No Transfer Required. The Company shall not be required (i) to transfer on its books any Common Stock of the Company that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Common Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Common Stock shall have been so transferred.

(k)        Interpretation. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

(l)         Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

(m)       Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

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(n)       Governing Law and Venue. This Agreement shall be subject to and governed by the laws of the State of Colorado, other than such laws, rules, regulations and case law that would result in the application of the laws of a jurisdiction other than the State of Colorado. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

*    **

The Company by a duly authorized officer of the Company and Participant have executed this Award Agreement on _____________       _________, 20__, effective as of the Date of Award.

New Frontier Media, Inc. By: Title: 7007 Winchester Circle Suite 200 Boulder, CO 80301	Participant Signature Name Address:

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NEW FRONTIER MEDIA, INC. 2007 STOCK INCENTIVE PLAN

STOCK APPRECIATION RIGHTS AWARD EXERCISE AGREEMENT

Date of Exercise:

This Stock Appreciation Rights Award Exercise Agreement (“Agreement”) is made and entered into as of the date set forth above by and between New Frontier Media, Inc., a Colorado corporation (the “Company”), and the purchaser named below (the “Purchaser”).

Award dated:
Number of shares as to which Award is exercised:
Certificates to be issued in name of*: *(if entity other than Purchaser, provide proof of transfer)

1.          PRECEDENCE OF PLAN. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the New Frontier Media, Inc. 2007 Stock Incentive Plan (the “Plan”), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

2.          EXERCISE. Pursuant to exercise of that certain Award of Stock Appreciation Rights (the “Award”) granted to Purchaser under the Plan and subject to the terms and conditions of this Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the total number of shares of Common Stock set forth above (the “Shares”).

3.          DELIVERIES BY PURCHASER. Purchaser shall cause to be delivered to the Company this Agreement and the Exercise Price and payment or other provision for any applicable tax obligations. Purchaser shall provide such additional documents as the Company may require pursuant to the terms of the Plan.

4.          DELIVERIES BY THE COMPANY. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser or such other entity identified above.

5.          REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

(a)        Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Award Agreement, has read and understands the terms of the Plan and the Award Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the SAR or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

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(b)        Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

(c)        Understanding of Risks. Purchaser has received and reviewed the Plan and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.

6.          COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

7.	RESTRICTED SECURITIES; LEGENDS; STOP-TRANSFER ORDERS.

(a)        No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

(b)        SEC Rule 144. If Purchaser is an “affiliate” for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

(c)        Legends. Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.

(d)        Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with any restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(e)        Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this

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Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

8.	GENERAL PROVISIONS.

(a)        Withholding. Purchaser shall reimburse the Company, in cash or by certified or bank cashier’s check, for any federal, state or local taxes required by law to be withheld with respect to the exercise of the SAR. The Company shall have the right to deduct from any salary or other payments to be made to Purchaser any federal, state or local taxes required by law to be so withheld. The Company’s obligation to deliver a certificate representing the Common Stock acquired upon exercise of the SAR is subject to the payment by Purchaser of any applicable federal, state and local withholding tax.

(b)        Amendment. Subject to the terms and conditions of the Plan, the Company may modify this Agreement, except that no such action shall diminish or impair the rights under the Award without the consent of Purchaser.

(c)        Indemnification. Purchaser shall indemnify and hold harmless the Company and its officers, directors, shareholders and agents from and against all losses, claims, damages, liabilities, costs and expenses arising out of or related to any sale or transfer of Shares by such person, whether or not permitted under this Agreement.

(d)        Rights of a Shareholder. Subject to the terms and conditions of this Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

(e)        Further Action. The parties agree to execute such further instruments and to take such further action as reasonably may be necessary to carry out the intent of this Agreement.

(f)      Stock Related Agreements. Upon exercise of the Award, in the event the Company makes payment in the form of Common Stock, Participant shall execute and deliver a stock restriction agreement or shareholders agreement in such form as the Company may provide at the time of exercise of the Award. Execution and delivery of such agreement prior to the transfer or delivery of any shares shall be a condition precedent to payment of the Award.

(g)        Interpretation. The interpretations and constructions of any provision of and determinations on any question arising under the Plan or this Agreement shall be made by the Plan Administrator, and all such interpretations, constructions and determinations shall be final and conclusive as to all parties. This Agreement, as issued pursuant to the Plan, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof. This Agreement may be executed in counterparts, all of which shall be deemed to be one and the same instrument, and it shall be sufficient for each party to have executed at least one, but not necessarily the same, counterpart. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement in any way.

(h)        Assignment. This Agreement shall be binding upon the parties and their respective legal representatives, beneficiaries, successors and assigns.

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(i)         Notices. All notices or other communications that are required to be given or may be given to either party pursuant to the terms of this Agreement shall be in writing and shall be delivered personally or by registered or certified mail, postage prepaid, to the address of the parties as set forth following the signature of such party. Notice shall be deemed given on the date of delivery in the case of personal delivery or on the delivery or refusal date as specified on the return receipt in the case of registered or certified mail. Either party may change its address for such communications by giving notice thereof to the other party in conformity with this section.

(j)         Governing Law and Venue. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Colorado without regard to conflicts of laws principles. Resolution of any disputes under this Agreement shall only be held in courts in Boulder County, Colorado, and the parties expressly consent to personal jurisdiction in courts in Boulder County, Colorado and waive any objections to such jurisdiction.

The Purchaser has executed this Agreement on                                       , effective as of the date of exercise.

Purchaser Signature Name Address:

The Company’s acceptance of this Agreement shall be provided in the form of consent to and completion of the exercise of the Award pursuant to the procedures established by the Company.

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